--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006


--------------------------------------------------------------------------------

                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------


            DELAWARE                 0-22158               77-0252226
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)



   20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA           95014
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (408) 973-7171

                                       N/A
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ITEM 2.02. Results of Operations and Financial Condition.

    On January 30, 2006, NetManage, Inc. (the "Registrant"), (NASDAQ:NETM), a software company that provides solutions for accessing, Web enabling and integrating enterprise information systems, today reported financial results for the fourth quarter and fiscal year ended December 31, 2005. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.


    ITEM 9.01. Financial Statements, Pro Forma Financial Information and
    Exhibits.

       (b)  Financial Statements and pro forma financial information


            NONE



(c) Exhibit Description

    ----------------------------------------------------------------------------


    99.1    Press Release of NetManage, Inc. dated January 30, 2006.



    The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

--------------------------------------------------------------------------------


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NETMANAGE, INC.

                                                 By: /s/ Michael R. Peckham
                                                     ---------------------------
                                                     Michael R. Peckham
                                                     Chief Financial Officer,
                                                     Senior Vice President
                                                     Finance and Secretary


Date: January 30, 2006

--------------------------------------------------------------------------------


                                INDEX TO EXHIBITS


Exhibit
Number     Description
--------   ---------------------------------------------------------------------

99.1       Press Release of NetManage, Inc. dated January 30, 2006.